UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2007


                              FRONTIER ENERGY CORP.
             (Exact name of Registrant as specified in its charter)


               Nevada                       033-05384                87-0443026
               ------                       ---------                ----------
  (State or other Jurisdiction of    (Commission File Number)   (IRS Employer
   Incorporation or organization)                                I.D. No.)


                               2413 Morocco Avenue
                          North Las Vegas, Nevada 89031
                                 (702) 648-5849
                        (Address, including zip code, and
                             telephone and facsimile
                             numbers, including area
                              code, of registrant's
                               executive offices)
                           ---------------------------



                                [GRAPHIC OMITTED]

ITEM 8.01 Other Events

         On May 14, 2007, Frontier Energy Corp. (the "Small Business Issuer") issued a press release regarding its acquisition of certain oil drilling rights on certain oil and gas leases in the Black forest area of Wyoming. The small Business Issuer is currently seeking a partner to drill wells on this prospect. A copy of the press release is attached as an exhibit to this report.

Item 9.01.        Financial Statements and Exhibits.

Exhibit 99.1  Press Release, dated May 14, 2007


                                 SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Small Business Issuer has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

                              FRONTIER ENERGY CORP.

Dated: May 16, 2007

                                         By:___/s/ Robert Genesi______________
                                            Robert Genesi
                                            President